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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement No. 333-45342 of Conrad Industries, Inc. on Form S-8 of our report dated February 20, 2001, appearing in this Annual Report on Form 10-K of Conrad Industries, Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

New Orleans, Louisiana
March 26, 2001